SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): January 11, 1999
                                                       (December 31, 1998)

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                    0-24532                    58-2094179
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(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                         Identification Number)



       101 North Greenwood St., P.O. Box 3007
                 LaGrange, Georgia                               30240
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       (Address of principal executive offices)                (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000




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Item 2.        Acquisition or Disposition of Assets.
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Pursuant to an Agreement  and Plan of Merger,  dated as of July 24,  1998,  (the
"Merger Agreement"), by and among FLAG Financial Corporation ("FLAG"), Citizens Bank, a wholly-owned subsidiary of FLAG, and The Brown Bank ("Brown"), Brown merged with and into Citizens Bank (the "Merger") on December 31, 1998 (the "Effective Time"), Citizens Bank was the surviving corporation in the Merger. At the Effective Time, each then outstanding share of the common stock, $1.00 per value per share, of Brown (the "Brown Common Stock") (excluding shares held by any Brown entity or any FLAG entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 1.50 shares (the "Exchange Ratio") of the common stock, $1.00 per value per share, of FLAG (the "FLAG Common Stock"). As a result, FLAG issued approximately 255,000 shares of FLAG Common Stock to the former Brown shareholders in exchange for all of the 170,000 shares of Brown Common Stock that were issued and outstanding at the Effective Time (with FLAG paying cash to the former Brown shareholders in lieu of issuing fractional shares of FLAG Common Stock).

Pursuant to the Merger Agreement, Dennis D. Allen, the former President and Chief Executive Officer of The Brown Bank, will become a member of FLAG's Board of Directors following the effective time.

The foregoing is qualified in its entirely by reference to the Merger Agreement which is hereby incorporated by reference herein.

Item 5.      Other Events
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On January 6, 1999, the  Registrant  announced the completion of the merger with
The Brown Bank, pursuant to which The Brown Bank merged with and into the Registrant. Attached hereto is the press release regarding the announcement of the closing of the merger.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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(a)       Financial Statements of Businesses Acquired

          Pursuant to Item 2(b)(4), no financial statements are required to be filed with this Current Report on Form 8-K.


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(b)       Pro Forma Financial Information

          Pursuant to Item 2(b)(4), no financial statements are required to be filed with this Current Report on Form 8-K.

(c)       Exhibits. The following exhibits are filed as part of this report:

          2 Agreement and Plan of Merger by and among FLAG Financial Corporation, Citizens Bank and The Brown Bank, dated as of July 24, 1998 (incorporated by reference from FLAG Financial Corporation's Registration Statement on from S-4, Registration No. 333-65809).

          99.1 Press Release, dated January 6, 1999, issued by the Registrant.


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                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLAG Financial Corporation
                                            (Registrant)


Dated:   January 11, 1999           By:     /s/John S. Holle
                                            ----------------
                                            (Signature)

                                            Name:    John S. Holle
                                                     -------------

                                            Title:   Chairman of the Board
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